UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3762

Smith Barney Aggressive Growth Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

AUGUST 31, 2005

Smith Barney

Aggressive Growth Fund Inc.

Classic Series

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney

Aggressive Growth Fund Inc.

CLASSIC SERIES

Annual Report  •  August 31, 2005

What’s

Inside

Fund Objective

The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter estimate for GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew at least 3.0%.

As expected, the Federal Reserve Board (“Fed”)ii continued to increase interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

During the 12-month period covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexiv returning 12.55%. Despite some periods of weakness, most notably in March and April 2005, overall, stock prices rose during the Fund’s fiscal year. Positive economic news, relatively benign inflation and generally strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 27.47%, 14.63%, and 23.10%, respectively. From a market style perspective, value-oriented stocks significantly outperformed

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         1

their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 17.33% and 13.04%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various

2         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and the Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 27, 2005

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         3

Manager Overview

Richie Freeman

Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. Economic headwinds included a rising interest rate environment, new record high oil prices and ongoing geopolitical events, capped by the impact of Hurricane Katrina at the very end of the Fund’s fiscal year. Nevertheless, GDP growth continued apace, marking nine consecutive quarters in which GDP grew at least 3.0% or more.

Despite some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market registered strong gains over the period. The post-election stock market rally seen late in 2004 faltered soon after the start of the new year, but after setting lows in April, much of the market returned to a bullish pattern for the remainder of the period. In general, market leadership over the period came from the mid- and small-cap stocks, as large-caps had solid returns but lagged their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Review

For the 12 months ended August 31, 2005, Class A shares of the Smith Barney Aggressive Growth Fund Inc., excluding sales charges, returned 20.75%. These shares outperformed the Fund’s unmanaged benchmark, the Russell 3000 Growth Indexix, which returned 13.04% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 increased 20.05% over the same time frame.

Q. What were the most significant factors affecting the Fund’s performance?

A. Overall, both stock selection and sector allocation contributed to the Fund’s outperformance versus the benchmark Russell 3000 Growth Index. Stock selection in the financials and information technology sectors was a significant positive factor, while it had a limited negative impact in the energy and health care sectors. The Fund’s overweighting of the energy and financials sectors and its underweighting of the consumer staples sector generally enhanced performance relative to the benchmark.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 411 funds in the Fund’s Lipper category, and excluding sales charges.

4         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Performance Snapshot as of August 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Aggressive Growth Fund—Class A Shares	9.83%	20.75%

Russell 3000 Growth Index	4.24%	13.04%

Lipper Multi-Cap Growth Funds Category Average	5.96%	20.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 9.38%, Class C shares returned 9.43% and Class Y shares returned 10.07% over the six months ended August 31, 2005. Excluding sales charges, Class B shares returned 19.78%, Class C shares returned 19.89% and Class Y shares returned 21.25% over the twelve months ended August 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 424 funds for the 6-month period and among the 411 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

What were the leading contributors to performance?

A. In terms of individual stock holdings, the leading contributors to performance were positions in UnitedHealth Group Inc. and Amgen Inc., both in health care, Anadarko Petroleum Corp. and Weatherford International Ltd., both in energy, and Lehman Brothers Holdings Inc. in financials.

What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance included positions in Biogen Idec Inc., ImClone Systems Inc., Chiron Corp., Forest Laboratories Inc., all in healthcare, and Tyco International Ltd. in industrials.

Q. Were there any significant changes made to the Fund during the reporting period?

A. Significant changes made to the Fund’s portfolio during the reporting period included a new position in Broadcom Corp., a maker of wired and wireless broadband communications semiconductor products that enable broadband communications and networking of voice, video, and data services.

The Fund also made a series of reductions to its position in UnitedHealth Group Inc., to manage position size and risk. UnitedHealth Group remained the Fund’s largest holding at the close of the period.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         5

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Vice President and Investment Officer

September 27, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (9.4%), Lehman Brothers Holdings Inc. (7.6%), Anadarko Petroleum Corp. (7.4%), Amgen Inc. (5.2%), Weatherford International Ltd. (4.6%), Genzyme Corp. (4.5%), Comcast Corp. (4.2%), Forest Laboratories Inc. (3.8%), Biogen Idec Inc. (3.2%) and Chiron Corp. (2.9%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2005 were: Healthcare (36.9%), Energy (14.5%), Consumer Discretionary (14.4%), Financials (13.1%) and Information Technology (12.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment that focuses only on large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

6         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	9.83%	$1,000.00	$1,098.30	1.20%	$6.35

Class B	9.38	1,000.00	1,093.80	2.02	10.66

Class C	9.43	1,000.00	1,094.30	1.93	10.19

Class Y	10.07	1,000.00	1,100.70	0.78	4.13

(1)	For the six months ended August 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11

Class B	5.00	1,000.00	1,015.02	2.02	10.26

Class C	5.00	1,000.00	1,015.48	1.93	9.80

Class Y	5.00	1,000.00	1,021.27	0.78	3.97

(1)	For the six months ended August 31, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         9

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/05	20.75%	19.78%	19.89%	21.25%

Five Years Ended 8/31/05	(1.63)	(2.42)	(2.35)	(1.23)

Ten Years Ended 8/31/05	13.78	12.87	12.93	N/A

Inception* through 8/31/05	14.21	14.47	14.91	14.47 ‡

	With Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/05	14.71%	14.78%	18.89%	21.25%

Five Years Ended 8/31/05	(2.63)	(2.62)	(2.35)	(1.23)

Ten Years Ended 8/31/05	13.20	12.87	12.93	N/A

Inception* through 8/31/05	13.94	14.47	14.91	14.47 ‡

Cumulative Total Returns† (unaudited)

	Without Sales Charges(1)
Class A (8/31/95 through 8/31/05)	263.70%

Class B (8/31/95 through 8/31/05)	235.45

Class C (8/31/95 through 8/31/05)	237.40

Class Y (Inception* through 8/31/05)	265.26	‡

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and Y shares are October 24, 1983, November 6, 1992, May 13, 1993 and October 12, 1995, respectively.
‡	Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.

10         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 3000 Growth Index† (August 1995 — August 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through August 31, 2005. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         11

Schedule of Investments (August 31, 2005)

Shares	Security	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 14.4%
Media — 14.0%
7,750,000	Cablevision Systems Corp., New York Group, Class A Shares*	$241,800,000
1,394,000	Comcast Corp., Class A Shares*	42,865,500
11,500,000	Comcast Corp., Special Class A Shares*	347,070,000
1,700,000	Discovery Holding Co., Class A Shares*	25,738,000
850,000	Liberty Global Inc., Class A Shares*	43,137,500
17,000,000	Liberty Media Corp., Class A Shares*	141,270,000
14,350,000	Time Warner Inc.	257,152,000
1,736,000	Viacom Inc., Class B Shares	59,006,640
5,500,000	Walt Disney Co.	138,545,000
1,100,000	World Wrestling Entertainment Inc.	13,893,000

	Total Media	1,310,477,640

Specialty Retail — 0.4%
2,907,200	Charming Shoppes Inc.*	35,118,976

	TOTAL CONSUMER DISCRETIONARY	1,345,596,616

ENERGY — 14.5%
Energy Equipment & Services — 7.1%
1,447,500	Core Laboratories NV*	46,073,925
5,099,700	Grant Prideco Inc.*	187,974,942
6,400,000	Weatherford International Ltd.*	433,344,000

	Total Energy Equipment & Services	667,392,867

Oil, Gas & Consumable Fuels — 7.4%
7,600,000	Anadarko Petroleum Corp.	690,612,000
55,930	Bill Barrett Corp.*	1,888,756

	Total Oil, Gas & Consumable Fuels	692,500,756

	TOTAL ENERGY	1,359,893,623

EXCHANGE TRADED FUND — 1.4%
3,400,000	Nasdaq-100 Index Tracking Stock	132,566,000

FINANCIALS — 13.1%
Capital Markets — 10.6%
1,160,800	Cohen & Steers Inc.	23,796,400
30,000	Goldman Sachs Group Inc.	3,335,400
6,738,998	Lehman Brothers Holdings Inc.	712,042,529
4,400,000	Merrill Lynch & Co. Inc.	251,504,000
27,637	National Financial Partners Corp.	1,213,264

	Total Capital Markets	991,891,593

Diversified Financial Services — 0.4%
897,100	CIT Group Inc.	40,620,688

See Notes to Financial Statements.

12         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 2.1%
4,500,000	Astoria Financial Corp.	$125,685,000
4,000,000	New York Community Bancorp Inc.	70,320,000

	Total Thrifts & Mortgage Finance	196,005,000

	TOTAL FINANCIALS	1,228,517,281

HEALTH CARE — 36.9%
Biotechnology — 19.6%
200,000	Albany Molecular Research Inc.*	3,336,000
1,550,000	Alkermes Inc.*	29,109,000
6,090,200	Amgen Inc.*	486,606,980
599,500	AP Pharma, Inc.*	935,220
7,000,000	Biogen Idec Inc.*	295,050,000
1,732,725	CancerVax Corp.*	5,458,084
7,350,000	Chiron Corp.*	267,834,000
532,000	Genentech Inc.*	49,976,080
5,946,811	Genzyme Corp.*	423,234,539
4,600,000	ImClone Systems Inc.*	150,512,000
1,050,000	Isis Pharmaceuticals Inc.*	5,302,500
6,040,000	Millennium Pharmaceuticals Inc.*	60,460,400
880,000	Nabi Biopharmaceuticals*	11,853,600
750,000	Nanogen Inc.*	2,535,000
1,900,000	Vertex Pharmaceuticals Inc.*	34,960,000
620,665	ViaCell Inc.*	4,338,448

	Total Biotechnology	1,831,501,851

Health Care Equipment & Supplies — 0.6%
864,400	Biosite Inc.*	51,682,476
200,000	Bioveris Corp.*	1,108,000
87,500	Cytyc Corp.*	2,183,125

	Total Health Care Equipment & Supplies	54,973,601

Health Care Providers & Services — 9.4%
17,027,600	UnitedHealth Group Inc.	876,921,400

Pharmaceuticals — 7.3%
8,000,000	Forest Laboratories Inc.*	355,200,000
2,156,000	Johnson & Johnson	136,668,840
5,150,000	King Pharmaceuticals Inc.*	75,705,000
768,303	Pfizer Inc.	19,568,677
800,520	Teva Pharmaceutical Industries Ltd., Sponsored ADR	25,968,869
3,600,000	Valeant Pharmaceuticals International	71,928,000

	Total Pharmaceuticals	685,039,386

	TOTAL HEALTH CARE	3,448,436,238

See Notes to Financial Statements.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         13

Schedule of Investments (August 31, 2005) (continued)

Shares	Security	Value

INDUSTRIALS — 6.4%
Aerospace & Defense — 2.8%
3,179,475	L-3 Communications Holdings Inc.	$260,335,413

Industrial Conglomerates — 2.7%
9,250,000	Tyco International Ltd.	257,427,500

Machinery — 0.9%
2,790,500	Pall Corp.	79,808,300

	TOTAL INDUSTRIALS	597,571,213

INFORMATION TECHNOLOGY — 12.8%
Communications Equipment — 2.6%
3,175,000	C-COR Inc.*	23,780,750
7,500,000	Motorola Inc.	164,100,000
675,072	Nokia Oyj (a)	10,625,262
2,924,928	Nokia Oyj, Sponsored ADR	46,126,114

	Total Communications Equipment	244,632,126

Computers & Peripherals — 2.1%
350,000	LaserCard Corp.*	3,353,000
8,595,000	Maxtor Corp.*	41,771,700
6,150,000	Quantum Corp.*	17,650,500
3,300,000	SanDisk Corp.*	128,139,000

	Total Computers & Peripherals	190,914,200

Electronic Equipment & Instruments — 0.2%
26,445	Cogent Inc.*	710,842
689,000	Excel Technology Inc.*	17,149,210

	Total Electronic Equipment & Instruments	17,860,052

Semiconductors & Semiconductor Equipment — 6.6%
3,000,000	Broadcom Corp., Class A Shares*	130,500,000
1,050,000	Cabot Microelectronics Corp.*	31,300,500
3,720,000	Cirrus Logic Inc.*	29,388,000
1,000,000	Cree Inc.*	25,640,000
1,270,000	DSP Group Inc.*	32,346,900
828,112	Freescale Semiconductor Inc., Class B Shares*	19,940,937
3,280,000	Intel Corp.	84,361,600
13,750,000	Micron Technology Inc.*	163,762,500
4,000,000	RF Micro Devices Inc.*	26,200,000
630,000	Standard Microsystems Corp.*	16,411,500
3,230,683	Teradyne Inc.*	54,275,474

	Total Semiconductors & Semiconductor Equipment	614,127,411

See Notes to Financial Statements.

14         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Shares	Security	Value

Software — 1.3%
1,100,000	Advent Software Inc.*	$30,316,000
1,350,000	Autodesk Inc.	58,320,000
680,800	Microsoft Corp.	18,653,920
785,500	RSA Security Inc.*	10,321,470
650,000	Verity Inc.*	6,513,000

	Total Software	124,124,390

	TOTAL INFORMATION TECHNOLOGY	1,191,658,179

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $6,482,799,372)	9,304,239,150

Face Amount
SHORT-TERM INVESTMENT — 0.6%
Repurchase Agreement — 0.6%
$52,278,000	Interest in $846,531,000 joint tri-party repurchase agreement dated 8/31/05 with Banc of America Securities LLC, 3.580% due 9/1/05, Proceeds at maturity — $52,283,199; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.625% due 11/14/05 to 5/25/35; Market value — $53,323,780) (Cost — $52,278,000)	52,278,000

	TOTAL INVESTMENTS — 100.1% (Cost — $6,535,077,372#)	9,356,517,150
	Liabilities in Excess of Other Assets — (0.1)%	(7,942,775)

	TOTAL NET ASSETS — 100.0%	$9,348,574,375

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
#	Aggregate cost for federal income tax purposes is $6,535,402,471.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         15

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at value (Cost $6,535,077,372)	$9,356,517,150
Cash	815
Receivable for Fund shares sold	8,746,254
Dividends and interest receivable	3,638,450
Prepaid expenses	220,213

Total Assets	9,369,122,882

LIABILITIES:
Payable for Fund shares repurchased	9,249,383
Investment advisory fee payable	4,579,700
Transfer agent fees payable	3,551,935
Distribution fees payable	1,758,625
Administration fee payable	1,171,912
Accrued expenses	236,952

Total Liabilities	20,548,507

Total Net Assets	$9,348,574,375

NET ASSETS:
Par value (Note 5)	$957,489
Paid-in capital in excess of par value	6,536,721,236
Accumulated net realized loss on investments	(10,544,128)
Net unrealized appreciation on investments	2,821,439,778

Total Net Assets	$9,348,574,375

Shares Outstanding:
Class A	36,111,177

Class B	25,466,493

Class C	19,378,658

Class Y	14,792,546

Net Asset Value:
Class A (and redemption price)	$101.83

Class B *	$91.33

Class C *	$91.94

Class Y (and redemption price)	$105.71

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$107.19

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Dividends	$43,104,444
Interest	1,825,834
Less: Foreign taxes withheld	(269,272)

Total Investment Income	44,661,006

EXPENSES:
Investment advisory fee (Note 2)	50,251,368
Distribution fees (Notes 2 and 4)	47,448,223
Administration fee (Note 2)	14,613,261
Transfer agent fees (Notes 2 and 4)	13,895,613
Shareholder reports (Note 4)	637,156
Custody	364,530
Registration fees	197,831
Insurance	135,366
Legal fees	85,575
Directors’ fees	73,393
Audit and tax	37,302
Miscellaneous expenses	52,864

Total Expenses	127,792,482

Net Investment Loss	(83,131,476)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	20,870,176
Foreign currency transactions	114

Net Realized Gain	20,870,290

Change in Net Unrealized Appreciation/Depreciation From Investments	1,658,195,811

Net Gain on Investments and Foreign Currency Transactions	1,679,066,101

Increase in Net Assets From Operations	$1,595,934,625

See Notes to Financial Statements.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         17

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004
OPERATIONS:
Net investment loss	$(83,131,476)	$(88,996,275)
Net realized gain	20,870,290	65,660,695
Change in net unrealized appreciation/depreciation	1,658,195,811	475,582,240

Increase in Net Assets From Operations	1,595,934,625	452,246,660

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	1,471,782,119	2,087,388,699
Cost of shares repurchased	(1,599,340,210)	(1,266,373,264)

Increase (Decrease) in Net Assets From Fund Share Transactions	(127,558,091)	821,015,435

Increase in Net Assets	1,468,376,534	1,273,262,095
NET ASSETS:
Beginning of year	7,880,197,841	6,606,935,746

End of year	$9,348,574,375	$7,880,197,841

See Notes to Financial Statements.

18         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$84.33	$78.36	$62.24	$91.46	$110.53

Income (Loss) From Operations:
Net investment loss	(0.63)	(0.71)	(0.58)	(0.71)	(0.79)
Net realized and unrealized gain (loss)	18.13	6.68	16.70	(28.51)	(18.28)

Total Income (Loss) From Operations	17.50	5.97	16.12	(29.22)	(19.07)

Net Asset Value, End of Year	$101.83	$84.33	$78.36	$62.24	$91.46

Total Return(2)	20.75%	7.62%	25.90%	(31.95)%	(17.25)%

Net Assets, End of Year (millions)	$3,677	$2,959	$2,332	$1,639	$1,952

Ratios to Average Net Assets:
Gross expenses	1.21%	1.21%	1.22%	1.21%	1.17%
Net expenses	1.21	1.19 (3)	1.22	1.21	1.17
Net investment loss	(0.69)	(0.82)	(0.86)	(0.88)	(0.80)

Portfolio Turnover Rate	2%	5%	1%	1%	0%

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$76.25	$71.43	$57.19	$84.73	$103.24

Income (Loss) From Operations:
Net investment loss	(1.23)	(1.28)	(1.03)	(1.26)	(1.48)
Net realized and unrealized gain (loss)	16.31	6.10	15.27	(26.28)	(17.03)

Total Income (Loss) From Operations	15.08	4.82	14.24	(27.54)	(18.51)

Net Asset Value, End of Year	$91.33	$76.25	$71.43	$57.19	$84.73

Total Return(2)	19.78%	6.75%	24.90%	(32.50)%	(17.93)%

Net Assets, End of Year (millions)	$2,326	$2,124	$1,984	$1,542	$1,893

Ratios to Average Net Assets:
Gross expenses	2.01%	2.03%	2.03%	2.03%	1.99%
Net expenses	2.01	2.01 (3)	2.03	2.03	1.99
Net investment loss	(1.49)	(1.64)	(1.67)	(1.70)	(1.62)

Portfolio Turnover Rate	2%	5%	1%	1%	0%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$76.69	$71.79	$57.44	$85.03	$103.54

Income (Loss) From Operations:
Net investment loss	(1.17)	(1.22)	(0.99)	(1.20)	(1.44)
Net realized and unrealized gain (loss)	16.42	6.12	15.34	(26.39)	(17.07)

Total Income (Loss) From Operations	15.25	4.90	14.35	(27.59)	(18.51)

Net Asset Value, End of Year	$91.94	$76.69	$71.79	$57.44	$85.03

Total Return(3)	19.89%	6.83%	24.98%	(32.45)%	(17.88)%

Net Assets, End of Year (millions)	$1,782	$1,611	$1,415	$1,076	$1,286

Ratios to Average Net Assets:
Gross expenses	1.93%	1.95%	1.96%	1.95%	1.94%
Net expenses	1.93	1.93 (4)	1.96	1.95	1.94
Net investment loss	(1.40)	(1.56)	(1.60)	(1.62)	(1.57)

Portfolio Turnover Rate	2%	5%	1%	1%	0%

Class Y Shares(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$87.18	$80.67	$63.81	$93.38	$112.46

Income (Loss) From Operations:
Net investment loss	(0.25)	(0.36)	(0.30)	(0.41)	(0.45)
Net realized and unrealized gain (loss)	18.78	6.87	17.16	(29.16)	(18.63)

Total Income (Loss) From Operations	18.53	6.51	16.86	(29.57)	(19.08)

Net Asset Value, End of Year	$105.71	$87.18	$80.67	$63.81	$93.38

Total Return(3)	21.25%	8.07%	26.42%	(31.67)%	(16.97)%

Net Assets, End of Year (millions)	$1,564	$1,186	$876	$178	$200

Ratios to Average Net Assets:
Gross expenses	0.79%	0.80%	0.81%	0.82%	0.82%
Net expenses	0.79	0.78 (4)	0.81	0.82	0.82
Net investment loss	(0.27)	(0.40)	(0.43)	(0.49)	(0.45)

Portfolio Turnover Rate	2%	5%	1%	1%	0%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current fiscal year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$83,131,362	—	$(83,131,362)
(b)	114	$(114)	—

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

22         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund, until October 1, 2005, paid SBFM an advisory fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets up to $5 billion; 0.575% on the next $2.5 billion; 0.55% on the next $2.5 billion; and 0.50% on the Fund’s average daily net assets in excess of $10 billion. This fee is calculated daily and paid monthly.

Effective October 1, 2005, the Fund’s advisory fee schedule was replaced with the advisory fee schedule below:

Average Daily Net Assets	Advisory Fee Rate
First $1 billion	0.600%
Next $1 billion	0.575%
Next $3 billion	0.550%
Next $5 billion	0.525%
Over $10 billion	0.500%

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. Effective February 1, 2005, the administration fee was reduced from 0.20% to 0.15% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended August 31, 2005, the Fund paid transfer agent fees of $8,033,086 to CTB.

In addition, for the year ended August 31, 2005, the Fund also paid $585,218 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

For the year ended August 31, 2005, CGM and its affiliates received sales charges of approximately $12,449,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$17,000	$4,600,000	$130,000

For the year ended August 31, 2005, CGM and its affiliates received brokerage commissions of $5,000.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$206,348,034

Sales	314,688,212

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,842,184,077
Gross unrealized depreciation	(1,021,069,398)

Net unrealized appreciation	$2,821,114,679

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended August 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees
Class A	$8,269,335
Class B	22,245,651
Class C	16,933,237

24         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended August 31, 2005, total Transfer Agent fees were as follows:

Transfer Agent Fees
Class A	$6,013,851
Class B	5,089,943
Class C	2,519,579
Class Y	272,240

For the year ended August 31, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports Expenses
Class A	$227,530
Class B	263,103
Class C	141,290
Class Y	5,233

5.	Capital Shares

At August 31, 2005, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,697,876	$707,498,638	11,402,237	$981,980,219
Shares repurchased	(6,681,278)	(616,988,508)	(6,059,067)	(521,666,249)

Net Increase	1,016,598	$90,510,130	5,343,170	$460,313,970

Class B
Shares sold	2,722,020	$225,093,209	4,747,667	$369,846,640
Shares repurchased	(5,114,640)	(424,707,589)	(4,668,527)	(364,999,511)

Net Increase (Decrease)	(2,392,620)	$(199,614,380)	79,140	$4,847,129

Class C*
Shares sold	2,725,883	$227,495,003	4,792,753	$374,406,458
Shares repurchased	(4,349,198)	(363,318,387)	(3,499,541)	(274,525,721)

Net Increase (Decrease)	(1,623,315)	$(135,823,384)	1,293,212	$99,880,737

Class Y
Shares sold	3,224,594	$311,695,269	3,902,837	$361,155,382
Shares repurchased	(2,034,108)	(194,325,726)	(1,163,870)	(105,181,783)

Net Increase	1,190,486	$117,369,543	2,738,967	$255,973,599

*	On April 29, 2004, Class L shares were renamed Class C shares.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$—
Capital loss carryforward*	(2,100,600)
Other book/tax temporary differences(a)	(8,118,429)
Unrealized appreciation(b)	2,821,114,679

Total accumulated earnings – net	$2,810,895,650

*	During the taxable year ended August 31, 2005, the Fund utilized $28,988,605 of its capital loss carryforward available from prior years. As of August 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2011	$(2,100,600)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

26         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         27

Notes to Financial Statements (continued)

Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment advisory contract with the Adviser. Therefore, the Fund’s Board has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

28         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

10.	Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act of 1940 (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         29

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Aggressive Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. (“Fund”) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2005

30         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreements and the Manager’s performance. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its stockholders should the sale of the Manager be consummated.

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the Citigroup Asset Management (“CAM”) fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory and compliance issues affecting it and the CAM fund

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and its portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreements by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-cap growth funds by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed below the median for the one-year period, and slightly below the median for the three-year period. However, the Fund’s five- and ten-year performance was above the median and, in fact, was in the 1st quintile of the Performance Universe. The Board members discussed with the Fund’s portfolio manager the reasons for the Fund’s underperformance compared to the Performance Universe during the one- and three-year periods covered by the Lipper data. The Board members noted that the portfolio manager was very experienced with a superior long-term track record, and expressed their confidence in his portfolio management. The Board also reviewed

32         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved during the second quarter. Based on their review, the Board generally was satisfied with the Fund’s performance, particularly the Fund’s long-term performance record.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether any fee waiver and/or expense reimbursement arrangements were currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of nine retail front-end load funds (including the Fund) classified as “multi-cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group but were higher than the median. The Board noted that the Fund’s actual total expense ratio was better than the median, that is, the Fund’s total expense ratio was lower than that of most of the other funds in the Expense Group.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

The Board noted that in 2003 initial breakpoints were added to the Fund’s Contractual Management Fee. The Board also noted that, effective February 1, 2005, the Manager reduced the Fund’s Contractual Management Fee, the full benefit of which was not reflected in the Lipper data. After discussion with the Board members, the Manager offered an additional revision to the breakpoint schedule to the Fund’s Contractual Management Fee, resulting in a reduction in the Fund’s overall effective fee rate.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Investment Advisory Agreement and the Administration Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders have realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

34         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Investment Advisory Agreement and the Administration Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement and Administration Agreement.

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         35

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Aggressive Growth Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present); Partner in Law Firm of Murov & Ades, Esqs. (from November 1970 to March 2000)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1994	Professor, Harvard Business School	49	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1994	President of Avatar International, Inc. (Business Development) (since 1998); Vice President of S&S Industries (Chemical Distribution) (from 1995 to 1998)	15	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

36         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”)(from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President, Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Richard A. Freeman CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1955	Vice President and Investment Officer	Since 1983	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Evan S. Bauman CAM 399 Park Avenue New York, NY 10022 Birth Year: 1975	Investment Officer	Since 2005	Director of CGM and Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering	N/A	N/A
	Chief Compliance Officer	Since 2004	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer, TIA (from 2002 to 2005)

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38         Smith Barney Aggressive Growth Fund Inc. 2005 Annual Report

Smith Barney Aggressive Growth Fund Inc.

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Richard A. Freeman

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0433 10/05	05-9196

Smith Barney Aggressive Growth Fund Inc.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,000 in 2004 and $31,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Aggressive Growth Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2004 and $2,300 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Aggressive Growth Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Aggressive Growth Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Aggressive Growth Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Aggressive Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Aggressive Growth Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Aggressive Growth Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Aggressive Growth Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Aggressive Growth Fund Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Aggressive Growth Fund Inc.

Date: November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Aggressive Growth Fund Inc.

Date: November 9, 2005

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Smith Barney Aggressive Growth Fund Inc.

Date: November 9, 2005